                                                                Exhibit 31.2
                                CERTIFICATIONS*

I, Warren B. Schmidgall, certify that:

1.                I have reviewed this annual report on Form 10-K of American
                  Italian Pasta Company;

2.                Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a
                  material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this
                  annual report;

3.                Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition,
                  results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.                The registrant's other certifying officer(s) and I are
                  responsible for establishing and maintaining disclosure
                  controls and procedures (as defined in Exchange Act Rules
                  13a-15(e) and 15d-15(e)) for the registrant and have:

a.                Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being
                  prepared;

b.                [Paragraph omitted in accordance with SEC transition
                  instructions in SEC Release 34-47986]

c.                Evaluated the effectiveness of the registrant's disclosure controls and procedures and present in this report our
                  conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.                Disclosed in this report any change in the registrant's
                  internal control over financial reporting that occurred during the registrant's most recent financial quarter (the
                  registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.                The registrant's other certifying officer(s) and I have
                  disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a.                All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                  reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b.                Any fraud, whether or not material, that involves management or other employees who have a significant role in the
                  registrant's internal control over financial reporting.

Date: December 29, 2003

                                     /s/ Warren B. Schmidgall
                                     -------------------------------------------
                                     Warren B. Schmidgall
                                     Executive Vice President &
                                     Chief Financial Officer